Semiannual Report
Capital
Opportunity
Fund
June 30, 1997

T. Rowe Price

Report Highlights
Capital Opportunity Fund

o Stock market gains have been driven by relatively few stocks, creating a challenging environment for your fund.

o During the past six months, your fund's return lagged the S&P 500 and the Lipper benchmark. Our concentration in smaller-cap stocks hurt performance.

o ADT, Centerior Energy, and other fund holdings were strong performers. Other stocks, including Mercury Finance, disappointed.

o     We consider two turnaround situations, ADVO and McDermott
      International, to be potentially rewarding for shareholders.

o Investors should lower their expectations during the rest of the year, but we believe stocks will produce attractive returns over the long term.

Fellow Shareholders

Although major stock market indexes have posted record highs regularly over the past year, these powerful results are due to strong advances by a relatively small number of stocks. Given our concentrated investment approach and current small-cap bias, the recent stock market environment has proved especially challenging for your fund.

Performance Comparison

Periods Ended 6/30/97           6 Months     12 Months
_______________________________________________________

Capital Opportunity Fund            3.87%         8.33%

S&P 500                            20.61         34.70

Lipper Capital Appreciation
Funds Average                      10.16         14.44

During the 6- and 12- month periods ended June 30, your fund lagged both the average returns of comparable Lipper funds and the unmanaged Standard & Poor's 500 Stock Index. Despite a robust equity environment, especially for large-capitalization, blue chip stocks such as those in the S&P 500, your fund struggled due to its concentration in the smaller- and mid-cap segments of the market, and also to disappointing returns from several larger holdings.

MARKET ENVIRONMENT

Clearly, our cautiously optimistic outlook for the stock market has proven to be too conservative in recent periods. The impressive gains of the past two years continued into the first half of 1997 as investors' appetite for stocks, especially for those of large-capitalization companies with predictable earnings growth and solid liquidity, seemed insatiable. During the March-April period, the stock market experienced close to a 10% correction. It was triggered by several high-profile earnings disappointments, by the specter of an overheating economy that pressured the Federal Reserve to raise interest rates, and by modest profit taking. Investors were quick to dismiss their anxieties, however, and returned to their view of a sell-off as a buying opportunity. Stocks regained their upward momentum through the end of the period. Although stock market performance over the past two years was dominated by large-cap stocks, the market's rebound from the April lows was led by smaller-cap shares (especially technology).

Over the past few years, the outlook for earnings growth and interest rates has varied. This normally would have resulted in increased volatility. However, volatility has been masked by record cash flows into the equity markets primarily from individuals, and also by strong demand from corporate buyers for merger and acquisition activity and share repurchase programs. With the economy expanding, inflation low, corporate profits growing solidly, and interest rates fairly stable, the environment for stocks has been almost ideal. It is unlikely that a major correction will occur in the short term as long as these elements remain in place.

STRATEGY REVIEW

Several stocks made strong contributions to positive fund performance during the past six and 12 months. Two were companies that have been major holdings during the past couple of years: ADT, the leading residential and commercial security concern, and Centerior Energy, an Ohio-based electric utility. Share prices benefited from acquisition premiums as ADT was acquired by Tyco and Centerior Energy agreed to merge with Ohio Edison.

Source Services and McDermott International also were good performers. The former provides temporary professional workers specializing in the information/technology and financial areas and is well positioned to benefit from the outsourcing taking place in U.S. corporations. The shares of McDermott International rallied as investors began to understand the company's turnaround potential (a more detailed discussion follows). The fund's largest holding, Catalina Marketing, a leading in-store marketing company, is no stranger to longer-term shareholders. Early this year, we reduced our holdings after the stock price doubled. In April, a modestly disappointing earnings forecast caused the shares to fall more than 50%, and we took advantage of the pullback to reestablish a major position in this high-quality growth company.

Results can be heavily influenced by a small number of large holdings.

Despite some successful investments over the past year, the fund also had several disappointing ones that significantly affected performance. As we discussed in previous reports, given the fund's nondiversified charter and its concentrated investment strategy, results can be heavily influenced by a small number of large holdings.

Unfortunately, in January 1997 one of the fund's largest holdings, Mercury Finance, a leading subprime consumer lender to used car buyers, developed serious financial problems as a result of management's fraudulent accounting practices, which forced the company to restate financial results for the past few years. Mercury Finance's stock fell 80% in value in six months.
T. Rowe Price has initiated a lawsuit aimed at recouping the losses.

Fund positions in computer networking and gold companies, where we had a high weighting, also hurt performance. The threat of European central banks liquidating their gold reserves, combined with low inflation and several well-publicized gold mining frauds, created a poor environment for gold. Such holdings as Dayton Mining, Battle Mountain Gold, and Prime Resources Group were all affected.

PORTFOLIO FOCUS

In the past we discussed several individual stocks in some detail, hoping to give shareholders a better understanding of how we put the fund's investment approach to work. We would like to highlight two stocks that have been poor performers in recent years, but that we believe offer significant capital appreciation potential over the next 12 to 18 months.

The first turnaround stock is ADVO, the country's largest targeted direct mail marketing service company. The shares suffered in recent years due to myriad factors that have constrained the company's ability to generate solid and consistent earnings growth. We believe a more favorable postal rate structure in the future, along with a leaner operating cost structure, a more focused sales effort, and several recent management changes, should help ADVO expand its operating margins and earnings power. In addition, the company has announced a two million share repurchase program and is actively buying its own stock at current price levels. We believe ADVO is positioned for 20%-plus earnings growth over the next few years. Selling at almost a 40% discount to this growth rate on a calendar 1998 price/earnings basis, ADVO offers intriguing risk/reward potential.

The second is McDermott International, a leading worldwide energy services company that provides steam-generating and environmental equipment for the U.S. government, along with engineering and construction services to the utility, oil, and gas industries. During the past decade, the stock significantly underperformed the market since management lacked a commitment to maximizing returns and the company's financial condition deteriorated. Within the last six months, new management has begun to restructure the organization, leverage its market share position, and improve earnings and cash flow dynamics. We are especially intrigued by the growth potential of the company's energy service business, as its markets have begun to recover after a 15-year downturn in oil and gas exploration. These factors could lead to a substantial earnings turnaround over the next few years.

OUTLOOK

The long-lived bull market shows little signs of tiring as the primary drivers of higher stock prices remain in place: strong flows into mutual funds, a stable-to-falling interest rate environment as inflation remains subdued, and solid corporate profit growth.

However, with the speed of the market's climb this year, valuation levels measured by traditional benchmarks, including dividend yield, price/earnings and price/book ratios, appear somewhat stretched. With the Dow Jones Industrial Average breaking through 8,000, it is unrealistic to expect the bull to keep running at this pace without stopping to catch its breath. We believe it is prudent to lower expectations for market returns in the second half of the year, as a duplication of the first half is unrealistic. However, despite our near-term cautiousness, we believe equity markets will continue to offer good returns over time.

As the Capital Opportunity Fund approaches its third anniversary, we would like to thank shareholders for their support and confidence. As always, we will continue to strive to deliver attractive performance.

Sincerely,

John F. Wakeman
Chairman of the Investment Advisory Committee

July 23, 1997

T. Rowe Price Capital Opportunity Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                            Percent of
                                            Net Assets
                                               6/30/97
_______________________________________________________

Catalina Marketing                                 4.7%

Centerior Energy                                   4.1

First Data                                         3.6

OEA                                                3.2

BISYS Group                                        2.9
_______________________________________________________

Mid Ocean Limited                                  2.9

Source Services                                    2.8

La Quinta Inns                                     2.7

Ikon Office Solutions                              2.7

McDermott International                            2.7
_______________________________________________________

HFS                                                2.6

Great Lakes Chemical                               2.4

Warnaco Group                                      2.3

BE Aerospace                                       2.1

USA Waste Services                                 2.1
_______________________________________________________

American List                                      2.1

ADVO                                               2.0

Enserch Exploration                                2.0

Reynolds Metals                                    1.9

Analogic                                           1.8
_______________________________________________________

Prime Resources Group                              1.8

American Stores                                    1.8

General Nutrition                                  1.8

Harleysville Group                                 1.8

Safeway                                            1.8
_______________________________________________________

Total                                             62.6%


T. Rowe Price Capital Opportunity Fund

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/97

Ten Best Contributors
_______________________________________________________

General Nutrition                            17(cents)

Source Services                                     15

ADT                                                 14

Catalina Marketing                                  13

McDermott International *                           12

American List *                                     10

First Data                                          10

Palmer Wireless                                     10

PepsiCo                                              9

Petrolite **                                         8

_______________________________________________________

Total                                       118(cents)

Ten Worst Contributors
_______________________________________________________

Mercury Finance                            - 34(cents)

Dayton Mining                                       17

Boston Chicken                                      16

Scholastic **                                       11

Tupperware **                                       11

OEA                                                  8

American Pad & Paper                                 8

3Com **                                              7

Ikon Office Solutions                                7

Exide **                                             6

Ten Worst Contributors
_______________________________________________________

Total                                     - 125(cents)

12 Months Ended 6/30/97

Ten Best Contributors
_______________________________________________________

Centerior Energy                             26(cents)

ADT                                                 24

Catalina Marketing                                  22

General Nutrition                                   17

Cooper Cameron *                                    16

Source Services *                                   14

Eckerd ***                                          14

Biogen **                                           14

Revco ***                                           13

McDermott International *                           12
_______________________________________________________

Total                                       172(cents)

Ten Worst Contributors
_______________________________________________________

Mercury Finance *                          - 31(cents)

Apria Healthcare                                    17

Dayton Mining                                       16

United HealthCare **                                13

Boston Chicken                                      13

Alliance Entertainment **                           13

Aerial Communications **                            13

Global Pharmaceutical                               11

Continental Waste Industries **                      9

Sybase **                                            8
_______________________________________________________

Total                                     - 144(cents)

     *    Position added
    **    Position eliminated
   ***    Acquired by another company

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison
as of 6/30/97


                                       Capital
               S&P 500 Index      Opportunity Fund


11/30/94        $    10,000          $   10,000
6/30/95              12,200              13,210
6/30/96              15,372              17,108
6/30/97              20,705              18,532


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                         Since  Inception
Periods Ended 6/30/97        1 Year  Inception       Date
__________________________________________________________

Capital Opportunity Fund      8.33%     26.99%   11/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Capital Opportunity Fund
Unaudited

           For a share outstanding throughout each period

Financial Highlights



                     6 Months      Year            11/30/94
                        Ended     Ended             Through
                      6/30/97  12/31/96  12/31/95  12/31/94
NET ASSET VALUE
Beginning of
period              $   15.75  $  14.13  $   10.43 $  10.00

Investment activities
    Net investment
      income             0.01         -*      0.01*    0.02*
    Net realized and
      unrealized gain
      (loss)             0.60      2.36       4.83     0.41

    Total from
    investment
    activities           0.61      2.36       4.84     0.43

Distributions
    Net investment
      income                -         -      (0.01)       -
    Net realized gain       -     (0.74)     (1.13)       -

    Total distributions     -     (0.74)     (1.14)       -

NET ASSET VALUE

End of period       $   16.36  $  15.75  $   14.13 $  10.43

Ratios/Supplemental Data

Total return            3.87%    16.76%*    46.51%*   4.30%*

Ratio of expenses to
average net assets      1.35%!    1.35%*     1.35%*   1.35%*!

Ratio of net investment
income to average
net assets              0.11%!    0.02%*     0.08%*   2.71%*!

Portfolio turnover
    rate                87.8%!   107.3%     136.9%   134.5%!

Average commission
    rate paid       $  0.0458  $ 0.0338          -        -

Net assets, end of
    period
    (in thousands)  $ 109,843  $125,077  $  61,923 $  2,437

*   Excludes expenses in excess of a 1.35% voluntary expense
    limitation in effect through 12/31/96.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

Unaudited
June 30, 1997

Statement of Net Assets

                                   Shares/Par         Value
                                               In thousands
Common Stocks  92.0%

FINANCIAL  4.9%

Insurance  4.6%

Harleysville Group                     51,140  $      1,947

Mid Ocean Limited                      60,000         3,146

                                                      5,093
Financial Services  0.3%

Mercury Finance                       137,500           335

                                                        335

Total Financial                                       5,428

UTILITIES  5.8%

Telephone  1.7%

Palmer Wireless *                     110,000         1,863

                                                      1,863

Electric Utilities  4.1%

Centerior Energy                      400,000         4,475

                                                      4,475

Total Utilities                                       6,338

CONSUMER NONDURABLES  7.6%

Beverages  1.4%

PepsiCo                                42,500         1,596

                                                      1,596
Pharmaceuticals  0.4%

Global Pharmaceutical *               115,000           453

                                                        453

Health Care Services  0.8%

Apria Healthcare *                     46,700           829

                                                        829

Miscellaneous Consumer Products  5.0%
CUC International *                    75,000         1,936

Mattel                                 40,000         1,355

Richfood Holdings                      30,000           780

Stanley Works                          35,000         1,400

                                                      5,471

Total Consumer Nondurables                            8,349

CONSUMER SERVICES  20.3%

General Merchandisers  2.3%

Warnaco Group (Class A)                80,000      $  2,550

    2,550

Specialty Merchandisers  5.4%

American Stores                        40,000         1,975

General Nutrition *                    70,000         1,956

Safeway *                              42,000         1,937

                                                      5,868

Entertainment and Leisure  5.9%

Boston Chicken *                       45,200           631

HFS *                                  50,000         2,900

La Quinta Inns                        135,000         2,953

                                                      6,484

Media and Communications  6.7%

ADVO *                                137,000         2,226

Catalina Marketing *                  107,500         5,174

                                                      7,400

Total Consumer Services                              22,302

TECHNOLOGY  7.2%

Electronic Components  1.8%

Analogic                               58,600         2,011

                                                      2,011

Electronic Systems  1.5%

ADT *                                  50,000         1,650

                                                      1,650

Telecommunications Equipment  0.6%

Cascade Communications *               25,000           690

                                                        690

Aerospace and Defense  3.3%

OEA                                    90,000         3,555

                                                      3,555

Total Technology                                      7,906

BUSINESS SERVICES AND TRANSPORTATION  21.5%

Computer Service and Software  3.6%
First Data                             89,000      $  3,910
    3,910
Distribution Services  3.5%
Ikon Office Solutions                 117,400         2,928

JP Foodservice *                       30,000           862

                                                      3,790

Environmental  2.1%
USA Waste Services *                   60,000         2,317

                                                      2,317
Transportation Services  2.1%

BE Aerospace *                         74,600         2,355

                                                      2,355
Miscellaneous Business Services  10.2%

American List                          75,000         2,259

BISYS Group *                          75,000         3,148

Corporate Express *                   100,000         1,441

Interim Services *                     30,000         1,335

Source Services *                     115,000         3,069

                                                     11,252

Total Business Services and

    Transportation                                   23,624


ENERGY  8.3%

Integrated Petroleum - Domestic  0.6%

Hanover Compressor *                   35,000           682

                                                        682
Energy Services  4.4%

Cooper Cameron *                       40,000         1,870

McDermott International               100,000         2,919

                                                      4,789

Exploration and Production  3.3%

Enserch Exploration *                 200,000         2,188

Weatherford Enterra *                  36,500         1,405

                                                      3,593

Total Energy                                          9,064

PROCESS INDUSTRIES  5.3%

Specialty Chemicals  3.9%

Great Lakes Chemical                   50,000      $  2,619

Lyondell Petrochemical                 75,000         1,636

                                                      4,255

Paper and Paper Products  1.4%

American Pad & Paper *                 93,000         1,569

                                                      1,569

Total Process Industries                              5,824

BASIC MATERIALS  6.3%
Metals  1.9%
Reynolds Metals                        30,000         2,137

                                                      2,137

Mining  4.4%

Battle Mountain Gold (Class A)        200,000         1,138

Dayton Mining *                       443,000         1,689

Prime Resources Group (CAD)           275,000         1,991

                                                      4,818

Total Basic Materials                                 6,955

Miscellaneous Common Stocks  4.8%                     5,271

Total Common Stocks
    (Cost  $85,636)                                 101,061

Convertible Bonds  0.3%

ENSERCH, Sub. Deb., 6.375%,
    4/1/02                          $ 400,000           401

Total Convertible Bonds
    (Cost  $399)                                        401

Short Term Investments  13.0%

Repurchase Agreements**  3.9%

Investments in Repurchase
    Agreements through a Joint Account
      Dated 6/30/97, 5.80%,
      Delivery Value of 4,272,000
      on 7/1/97                     4,271,615         4,271

                                                      4,271

U.S. Government Obligations  9.1%
Federal Home Loan Mortgage, 5.43 -
    5.44%, 7/7 - 7/14/97            10,000,000        9,986

                                                      9,986

Total Short-Term Investments
    (Cost  $14,257)                                  14,257
Total Investments in Securities

105.3% of Net Assets (Cost $100,292)           $    115,719

Other Assets Less Liabilities                        (5,876)

NET ASSETS                                     $    109,843
                                               ____________

Net Assets Consist of:

Accumulated net investment
    income - net of distributions              $         61

Accumulated net realized gain/loss
    - net of distributions                            4,008

Net unrealized gain (loss)                           15,428

Paid-in-capital applicable to 6,714,818
    shares of $0.0001 par value
    capital stock outstanding;
    1,000,000,000 shares authorized                  90,346

NET ASSETS                                     $    109,843
                                               ____________

NET ASSET VALUE PER SHARE                      $      16.36
                                               ____________


    *  Non-income producing
   **  Fully collateralized by U.S. government securities
  CAD  Canadian dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund
Unaudited

Statement of Operations
In thousands

                                                   6 Months
                                                      Ended
                                                    6/30/97
Investment Income
Income
     Dividend                                      $    455
     Interest                                           337

     Total income                                       792

Expenses
     Investment management                              425
     Shareholder servicing                              198
     Custody and accounting                              42
     Registration                                        25
     Prospectus and shareholder reports                  17
     Legal and audit                                      7
     Directors                                            4
     Miscellaneous                                        7
     Reimbursed to manager                                6

     Total expenses                                     731

Net investment income                                    61

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
     Securities                                       3,003
     Foreign currency transactions                      (13)

     Net realized gain (loss)                         2,990

Change in net unrealized gain or loss
     Securities                                         599
     Other assets and liabilities
     denominated in foreign currencies                    1

     Change in net unrealized gain or loss              600

Net realized and unrealized gain (loss)               3,590

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                             $  3,651
                                                   ________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                     6 Months          Year
                                        Ended         Ended
                                      6/30/97      12/31/96

Increase (Decrease) in Net Assets
Operations
     Net investment income          $      61      $     19
     Net realized gain (loss)           2,990         4,575
     Change in net unrealized
       gain or loss                       600         8,698

     Increase (decrease) in net
       assets from operations           3,651        13,292

Distributions to shareholders
     Net realized gain                      -        (5,624)

Capital share transactions*
     Shares sold                       16,459       109,851
     Distributions reinvested               -         5,285
     Shares redeemed                  (35,344)     (59,650 )

     Increase (decrease) in net
       assets from capital
       share transactions             (18,885)       55,486

Net Assets

Increase (decrease) during period     (15,234)       63,154
Beginning of period                   125,077        61,923

End of period                       $ 109,843  $    125,077
                                    _______________________

*Share information
     Shares sold                        1,073         7,015
     Distributions reinvested               -           339
     Shares redeemed                   (2,297)       (3,798)

     Increase (decrease) in
       shares outstanding              (1,224)        3,556

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund
Unaudited
June 30, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company and commenced operations on November 30, 1994.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Repurchase Agreements   The fund, and other affiliated funds,
may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity and are fully collateralized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $43,326,000 and $57,753,000, respectively, for the six months ended June 30, 1997.


Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $100,292,000, and net unrealized gain aggregated $15,427,000, of which $19,712,000 related to appreciated investments and $4,285,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $71,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of a previous investment management agreement, the manager was required to bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.35%. Thereafter, through December 31, 1998, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.35%. Pursuant to this agreement, $9,000 of unaccrued 1994-1995 fees and expenses were repaid during the six months ended June 30, 1997, and $148,000 remains subject to reimbursement through December 31, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $182,000 for the six months ended June 30, 1997, of which $40,000 was payable at period-end.

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.
Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.
Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing,
Personal Strategy Planner, Retirees Financial Guide, and
Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
International/Global
Emerging Markets Bond
Global Government Bond
International Bond

Money Market Funds

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

 *   Closed to new investors.
**   Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money. The T. Rowe Price No-Load Variable Annuity [ V6021] is issued by Security Benefit Life Insurance Company. In New York, it [ FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

Discount Brokerage

A Division of T. Rowe Price Investment Services, Inc., Member
NASD/SIPC

This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities -stocks, bonds, options, and others -at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

**   Discount applies to our current commission schedule;
     subject to our $35 minimum commission.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call
Tele*Access(registered trademark): 1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Capital Opportunity Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T.RowePrice, Invest With Confidence(registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.

F08-051  6/30/97